SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 31, 2000


                        American National Can Group, Inc.
                  --------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                005-57895                364287015
           --------                ---------                ---------
      (State of Incorporation)    (Commission            (IRS Employer
                                 File Number)          Identification No.)


8770 W. Bryn Mawr Avenue, Chicago, IL                         60631
-------------------------------------                         -----
(Address of Principal Executive Offices)                   (Zip Code)

     (773) 399-3000
Registrant's telephone number, including area code:



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ITEM 5.       OTHER EVENTS

      On March 31, 2000, American National Can, Inc., a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Rexam PLC, an English public limited company ("Rexam") and Rexam Acquisition Subsidiary Inc., a Delaware corporation and a wholly owned indirect subsidiary of Rexam (the "Purchaser").

      A copy of the Merger Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. On April 3, 2000, Rexam and the Company issued a joint press release announcing the execution of the Merger Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

      Pursuant to the Merger Agreement, on April 10, 2000, the Purchaser commenced a tender offer (the "Offer") for all of the outstanding shares of Common Stock, par value $0.01 per share, of the Company (the "Shares"), at a purchase price of $18.00 per Share, net to the seller in cash (the "Offer Price"), upon the terms and subject to the conditions set forth in the Purchaser's Offer to Purchase, dated April 10, 2000, and in the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Offer").

      The Merger Agreement provides that, subject to the satisfaction or waiver of certain conditions, following completion of the Offer, and in accordance with the General Corporation Law of the State of Delaware (the "DGCL"), the Purchaser will be merged with and into the Company (the "Merger"), and at the effective time of the Merger (the "Effective Time") each Share outstanding (other than Shares owned by Rexam, the Purchaser, any of their respective subsidiaries, the Company or any of its subsidiaries, and Shares held by stockholders, if any, who did not vote in favor of the Merger Agreement and who comply with all of the relevant provisions of Section 262 of the DGCL relating to dissenters' rights of appraisal) will be converted into the right to receive $18.00 in cash or any greater amount per Share paid pursuant to the Offer.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)   Exhibits.  The following exhibits are filed as part of this report:
            --------

            10.1 Agreement and Plan of Merger, dated as of March 31, 2000, among Rexam PLC, Rexam Acquisition Subsidiary Inc. and American National Can Group, Inc. (incorporated by reference to Exhibit (d)(1) to the Schedule TO of Rexam PLC, filed with the Securities and Exchange Commission on April 10, 2000)

            99.1 Press Release of Rexam PLC and American National Can Group, Inc,, dated April 3, 2000 (incorporated by reference to Exhibit (a)(1)(G) to the Schedule TO of Rexam PLC, filed with the Securities and Exchange Commission on April 10, 2000).



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                                    SIGNATURE


            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 11, 2000

                                       AMERICAN NATIONAL CAN GROUP, INC.


                                       By:  /s/  William A. Francois
                                            ------------------------------------
                                           Name:  William A. Francois
                                           Title: Senior Vice President, General
                                           Counsel and Secretary

                                  EXHIBIT INDEX

Exhibit
Number                        Description
------                        -----------

Exhibit 10.1 Agreement and Plan of Merger, dated as of March 31, 2000, among Rexam PLC, Rexam Acquisition Subsidiary Inc. and American National Can Group, Inc. (incorporated by reference to Exhibit (d)(1) to the Schedule TO of Rexam PLC, filed with the Securities and Exchange Commission on April 10, 2000)

Exhibit 99.1      Press Release of Rexam PLC and American National Can
                  Group, Inc,, dated April 3, 2000 (incorporated by reference to Exhibit (a)(1)(G) to the Schedule TO of Rexam PLC, filed with the Securities and Exchange Commission on April 10, 2000).